                       SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934.

Filed by the Registrant [ x ]
Filed by Party other than the Registrant [   ]

Check the appropriate box:

[ x ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only [as
          permitted by Rule 14a-6(e)(2)]
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c)
          or Section 240.14a-12

-----------------------------------------------------------------

                 FIRST AMERICAN SCIENTIFIC CORP.
     (Exact name of Registrant as specified in its charter.)
                  Commission File number 0-27094
-----------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ x ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rule 14a-
          6(I)(4) and O-11.
     1.   Title of each class of securities to which transaction
          applies:
     2.   Aggregate number of securities to which transaction
          applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:
[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided
          by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.   Amount Previously Paid:
     2.   Form, Schedule or Registration Statement No.:
     3.   Filing Party:
     4.   Date Filed:

                 FIRST AMERICAN SCIENTIFIC CORP.
        SOLICITATION OF CONSENT OF SHAREHOLDERS STATEMENT

                           INTRODUCTION

     These materials are furnished in connection with the solicitation by the Board of Directors of First American Scientific Corp., a Nevada corporation (the "Company"), of consents in writing for one amendment to the Company's Articles of Incorporation. Only Shareholders of record, as of the close of business on March 7, 2000, will be entitled to tender their written consents to the Company. This Solicitation of Consent of Shareholders Statement and form of written consent are being sent to Shareholders on or about March 20, 2000.

                PURPOSE OF SOLICITATION OF CONSENT

     The Company's Board of Director has passed a resolution calling for an amendment to the Company's Articles of Incorporation. The Company's Board of Directors is soliciting consents in writing to authorize the proposed amendment which would increase the authorized Common Stock of the Company from 100,000,000 shares, par value $0.001 per share, to 200,000,000 shares of Common Stock, $0.001 par value per share.

                 SOLICITATION OF WRITTEN CONSENTS

     These solicitation materials are furnished in connection with the solicitation of written consents by the Board of Directors and management of the Company to be used as set forth herein. Under Nevada Law, the proposed amendment must be approved by a majority of the Company's total shares outstanding.

     The Company's Board of Directors has established the close of business on March 7, 2000, as the record date (the "Record Date") for determining the shareholders of record. On March 7, 2000, the Company had 99,121,018 shares outstanding and entitled to vote.

     If written consents of a majority of the Company's total shares outstanding as of March 7, 2000, are not received within thirty (30) days of the date on which the Company first receives the written consent being solicited hereunder, then such written consents shall be null and void and the request for written consents of the shareholders for the approval of the proposed amendment to the Company's Articles of Incorporation shall be deemed to have failed. However, if written consents from a majority of the total shares outstanding (less any such previously delivered written consents that may have been rescinded by delivery of a written notice of rescission to the Company) are received within such thirty (30) day period, then the proposed amendment to the Company's Articles of Incorporation shall be approved.

     Officers and Directors of the Company are expected to execute consents in favor of the foregoing action. Officers and Directors own 1.74% of the outstanding shares the Company's Common Stock.

     The Company does not have any plans to issued additional shares of common stock at this time.

                  REVOCATION OF WRITTEN CONSENTS

     Any shareholder has the power to revoke his or her written consent at any time, by the written notice of a subsequently dated written consent form marked to indicate revocation of the previously granted written consent, received by the Company prior to the proposed amendment to the Articles of Incorporation becoming effective. The proposed amendment shall become effective at the time, if ever, that the Company receives written consents from more than 50% of the total shares of Common Stock outstanding in favor of the proposed changes in the Company's Articles of Incorporation.

                  SUBMISSION OF WRITTEN CONSENTS

     The Board of Directors of the Company has fixed the close the business on March 7, 2000, as the record date for determination of the shareholders of record entitled to notice of, and to submit written consents in respect of the proposed amendment to the Company's Articles of Incorporation. As of the record date there were 99,121,018 shares of Common Stock entitled to vote. Written consents representing a majority of those shares must be received in order to approve the proposed amendment.

                  INFORMATION CONCERNING VOTING

     As of the close of business on March 7, 2000, the Company has authorized One hundred Million (100,000,000) shares of one class of Common Stock and outstanding Ninety-Nine Million, One Hundred Twenty-one Thousand, Eighteen (99,121,018) shares of one class of Common Stock. Only holders of record of the Company's Common Stock at the close of business on March 7, 2000 are entitled to notice and to submit written consents as solicited herein. Proposal No. 1 shall be decided upon by a majority vote of the total outstanding shares eligible to vote.

                            PROPOSAL 1

        PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF
       INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK OF
  THE COMPANY FROM 100,000,000 SHARES $0.001 PAR VALUE PER SHARE
        TO 200,000,000 SHARES, $0.001 PAR VALUE PER SHARE

     The Board of Directors of the Company, on March 1, 2000, unanimously approved and recommended to the shareholders of the Company at the special meeting of the Board of Directors, a proposed amendment to the Company's Certificate of Incorporation which would increase the Company's authorized shares from 100,000,000 shares of Common Stock, par value $0.001 per share to 200,000,000 shares of Common Stock, par value $0.001 per share. The proposed amendment would revise the Company's Certificate of Incorporation to read as follows:

               The total number of shares of Common
          Stock which the Corporation shall have
          authority to issue is Two Hundred Million
          (200,000,000) shares of Common Stock, par value $0.001 per share.

     The foregoing amendment to the Articles of Incorporation is proposed for the reason that the Company has exhausted its authorized shares of common stock and in order to raise additional capital from the sale of common stock it must amend its Articles of Incorporation and increase its authorized capital.

----------------------------------------------------------------

[    ]    The undersigned hereby consents to the foregoing resolution to authorize the increase the authorized Common Stock of the Company from 100,000,000 shares, par value $0.001 per share, to 200,000,000 shares of Common Stock, $0.001 par value per share.

[    ]    The undersigned hereby refuses the written consent or
          revokes such written consent if it has been previously granted. A revocation of a previously granted written consent will only be effective if received by the Company prior to the date that the Company receives written consents in respect of a majority of the issued and outstanding shares of the Company's stock.

-----------------------------------------------------------------

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

     Dated this _____ day of ______________________, 2000.

Label stating name of stockholder
and number of shares held.


                              _________________________________
                              Signature.

                              _________________________________
                              Signature if held jointly.

        PLEASE SIGN, DATE AND RETURN THIS WRITTEN CONSENT
              PROMPTLY USING THE ENCLOSED ENVELOPE.